UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 14, 2007

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

N/A

(Former name or former address, if changed since last report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

As previously announced, the Company changed its fiscal year end from March 31st to December 31st effective December 31, 2006. The following tables present proforma consolidated and segment results for the twelve month periods ended December 31, 2006, 2005, and 2004, and include a reconciliation of previously reported fiscal year, year-to-date results through December 31st with the proforma results on a calendar year basis. The company believes that showing previous results on a calendar year basis will provide better comparability with results that will be reported on a calendar year basis beginning with the year ending December 31, 2007.

The amounts presented in the “Calendar Year 2006 – Consolidated Results” and the “Calendar year 2006 – Segment Results” tables are on a GAAP basis and include the expense the Company recognized in accordance with SFAS 123R, Share-Based Payment (“SFAS 123R”), which the Company adopted effective April 1, 2006. The Company has provided reconciliations in the Appendix following the Consolidated and Segment Results tables that present the results for Calendar Year 2006 on a proforma basis that excludes the impact of SFAS 123R. The Company believes this presentation provides useful information to investors because it provides comparable financial results before and after the adoption of SFAS 123R.

The amounts presented in the “Calendar Year 2004 – Consolidated Results” and the “Calendar year 2004 – Segment Results” tables exclude the adjustment to 2004 revenue of Catalina Health Resource. The revenue adjustment is more fully described in Note 2 to the consolidated results table for 2004. The Company believes this non-GAAP, proforma presentation provides useful information to investors because it provides better comparability of the Company’s operations for the periods presented. The Company has provided reconciliations from GAAP basis financial results to proforma results in the Appendix following the Consolidated and Segment Results tables.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.

	Quarter Ended	Quarter Ended	Quarter Ended	Fiscal YTD	Quarter Ended	Calendar YTD
	06/30/06	09/30/06	12/31/06	12/31/06	03/31/06	12/31/06
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
	(In thousands, except per share amounts)
Selected statement of operations data:
Revenues	$105,167	$112,580	$123,127	$340,874	$125,913	$466,787
Direct expenses (1)	34,487	37,532	44,373	116,392	38,829	155,221
Selling, General, & Administrative expenses (1)	37,945	40,625	44,619	123,189	40,822	164,011
Depreciation and amortization	8,806	9,292	11,891	29,989	9,306	39,295
Operating income	23,929	25,131	22,244	71,304	36,956	108,260
Other income (expense), net	(123)	275	(1,580)	(1,428)	(60)	(1,488)
Provision for income taxes (1)	9,808	10,172	7,097	27,077	12,884	39,961
Net income (loss)	13,998	15,234	13,567	42,799	24,012	66,811

Diluted net income (loss) per common share	$0.30	$0.33	$0.29	$0.92	$0.51	$1.43

Diluted weighted average common shares outstanding (2)	46,617	46,865	46,399	46,633	47,429	46,765

Selected statement of cash flows data:
Cash flow from operating activities	$3,863	$30,942	$32,493	$67,298	$39,649	$106,947

Capital Expenditures	(14,261)	(50,011)	(33,219)	(97,491)	(20,758)	(118,249)
Cash flow from investing activities	(14,261)	(49,667)	(33,284)	(97,212)	(20,758)	(117,970)

Proceeds from/(payments on) indebtedness	6,825	41,859	15,855	64,539	15,240	79,779
Payment for repurchases of common stock	—	(7,990)	(7,010)	(15,000)	(39,139)	(54,139)
Cash dividends paid	—	(13,901)	18	(13,883)	—	(13,883)
Cash flow from financing activities	10,322	21,229	10,622	42,173	(23,382)	18,791

Effect of exchange rate changes on cash	439	1,241	(229)	1,451	52	1,503

Cash effect of elimination of subsidiary reporting lag	—	—	21,055	21,055	—	21,055

Net change in cash and cash equivalents	$363	$3,745	$30,657	34,765	$(4,439)	30,326

(1)    As of April 1, 2006 the company adopted SFAS 123R, "Share-Based Payment". The following provides the detail of the stock based compensation expense and the related tax benefits that were recognized in direct expenses, selling, general, and administrative expenses, and the provision for income taxes in accordance with SFAS 123R:

Direct expenses	$421	$577	$589	$1,587	—	$1,587
Selling, General, & Administrative expenses	2,462	3,342	3,370	9,174	—	9,174
Provision for income taxes	(548)	(982)	(1,256)	(2,786)	—	(2,786)

(2)	The diluted weighted average shares outstanding for the “Calendar YTD” results have never been reported and were calculated for this disclosure based on the twelve months ended December 31, 2006.

Calendar Year 2005 – Consolidated Results:

	Quarter Ended 06/30/05	Quarter Ended 09/30/05	Quarter Ended 12/31/05	Fiscal YTD 12/31/05	Quarter Ended 03/31/05	Calendar YTD 12/31/05

	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
	(In thousands, except per share amounts)
Selected statement of operations data:
Revenues	$91,854	$102,756	$97,223	$291,833	$111,969	$403,802
Direct expenses	30,685	32,318	33,643	96,646	37,446	134,092
Selling, General, & Administrative expenses	29,801	29,622	31,853	91,276	40,660	131,936
Depreciation and amortization	9,505	8,722	8,453	26,680	10,086	36,766
Operating income	21,863	32,094	23,274	77,231	23,777	101,008
Other income (expense), net	174	(242)	(383)	(451)	1,462	1,011
Provision for income taxes	8,374	12,104	8,698	29,176	9,262	38,438
Income from continuing operations	13,663	19,748	14,193	47,604	15,977	63,581
Income (loss) from discontinued operations	—	—	—	—	(701)	(701)
Net income (loss)	13,663	19,748	14,193	47,604	15,276	62,880

Diluted income (loss) per common share:
From continuing operations	$0.27	$0.40	$0.29	$0.96	$0.30	$1.27
From discontinued operations	—	—	—	—	(0.01)	(0.01)

Net income (loss)	$0.27	$0.40	$0.29	$0.96	$0.29	$1.26

Diluted weighted average common shares outstanding (1)	50,865	48,996	48,428	49,419	52,180	50,163

Selected statement of cash flows data:
Cash flow from operating activities	$14,187	$17,575	$30,263	$62,025	$46,230	$108,255

Capital Expenditures	(8,483)	(16,111)	(14,902)	(39,496)	(9,594)	(49,090)
Cash flow from investing activities	(11,980)	(16,111)	(14,902)	(42,993)	(9,094)	(52,087)

Proceeds from/(payments on) indebteness	(30,122)	2,928	13,949	(13,245)	(160)	(13,405)
Payment for repurchases of common stock	(41,832)	(28,281)	(5,065)	(75,178)	(44,174)	(119,352)
Cash dividends paid	—	—	(14,451)	(14,451)	—	(14,451)
Cash flow from financing activities	(71,564)	(23,853)	(5,202)	(100,619)	(41,968)	(142,587)

Effect of exchange rate changes on cash	(828)	(886)	(334)	(2,048)	1,586	(462)

Net change in cash and cash equivalents	$(70,185)	$(23,275)	$9,825	$(83,635)	$(3,246)	$(86,881)

(1)	The diluted weighted average shares outstanding for the "Calendar YTD" results have never been reported and were calculated for this disclosure based on the twelve months ended December 31, 2005.

Calendar Year 2004 – Consolidated Results:

	Quarter Ended 06/30/04	Quarter Ended 09/30/04	Quarter Ended 12/31/04	Fiscal YTD 12/31/04	Quarter Ended 03/31/04	Calendar YTD 12/31/04

	Unaudited	Unaudited	Unaudited	Unaudited	Proforma(2)	Proforma(2)
	(In thousands, except per share amounts)
Selected statement of operations data:
Revenues (2)	$95,402	$102,372	$100,319	$298,093	$117,423	$415,516
Direct expenses	33,788	32,015	26,200	92,003	40,676	132,679
Selling, General, & Administrative expenses	28,823	28,517	31,365	88,705	32,377	121,082
Depreciation and amortization	11,554	10,604	10,202	32,360	11,739	44,099
Operating income (2)	21,237	31,236	32,552	85,025	32,631	117,656
Other income (expense), net	(392)	125	255	(12)	(7)	(19)
Provision for income taxes (2)	7,482	12,508	12,404	32,394	10,213	42,607
Income from continuing operations (2)	13,363	18,853	20,403	52,619	22,411	75,030
Income (loss) from discontinued operations	(2,437)	1,426	(1,432)	(2,443)	(32,514)	(34,957)
Cumulative effect of accounting change, net-of-tax	—	—	—	—	—	—
Net income (loss) (2)	10,926	20,279	18,971	50,176	(10,103)	40,073

Diluted income (loss) per common share:
From continuing operations (2)	$0.26	$0.36	$0.39	$1.01	$0.41	$1.43
From discontinued operations	(0.05)	0.03	(0.03)	(0.05)	(0.61)	(0.67)
Cumulative effect of accounting change, net-of-tax	—	—	—	—	—	—

Net income (loss) (2)	$0.21	$0.39	$0.36	$0.96	$(0.20)	$0.76

Diluted weighted average common shares outstanding (1)	52,245	52,311	52,720	52,334	52,264	52,334

Selected statement of cash flows data:
Cash flow from operating activities	$1,866	$40,604	$29,291	$71,761	$51,838	$123,599

Capital Expenditures	(2,141)	(4,034)	(6,758)	(12,933)	(4,827)	(17,760)
Cash flow from investing activities	(2,141)	52	(6,408)	(8,497)	(5,242)	(13,739)

Proceeds from/(payments on) indebteness	(698)	495	(2,413)	(2,616)	(30)	(2,646)
Payment for repurchases of common stock	—	—	—	—	—	—
Cash dividends paid	—	(15,642)	(11)	(15,653)	—	(15,653)
Cash flow from financing activities	(698)	(14,922)	(807)	(16,427)	(56)	(16,483)

Effect of exchange rate changes on cash	(264)	144	16	(104)	782	678

Net change in cash and cash equivalents	$(1,237)	$25,878	$22,092	$46,733	$47,322	$94,055

(1)	The diluted weighted average shares outstanding for the "Calendar YTD" results have never been reported and were calculated for this disclosure based on the twelve months ended December 31, 2004.
(2)	The quarter ended March 31, 2004, presents certain proforma quarterly results for Catalina Health Resource, adjusted for the one-time deferral of revenues resulting from the prior year’s revenue recognition adjustments. The non-GAAP, proforma results presented are a supplement to the financial data that is based on generally accepted accounting principles. The Company believes this non-GAAP, proforma presentation provides useful information to investors because it provides better comparability of the Company’s operations for the periods presented. It should be emphasized, however, that these non-GAAP, proforma measurements are not a substitution for GAAP-based financial statements. See the "Appendix—GAAP to Proforma Reconciliations" for the reconciliation from GAAP results to the proforma results reported herein for the Quarter Ended March 31, 2004 and Calendar Year Ended December 31, 2004.

Calendar Year 2006 – Segment Results:

	Quarter Ended 06/30/06	Quarter Ended 09/30/06	Quarter Ended 12/31/06	Fiscal YTD 12/31/06	Quarter Ended 03/31/06	Calendar YTD 12/31/06
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
	($'s in thousands)
Revenues
CMS	$62,227	$65,796	$72,523	$200,546	$78,115	$278,661
CHR	21,926	22,898	26,741	71,565	27,026	98,591
CMI	21,014	23,886	23,526	68,426	20,772	89,198
Corporate	1,044	1,177	1,495	3,716	1,034	4,750
Eliminations	(1,044)	(1,177)	(1,158)	(3,379)	(1,034)	(4,413)

Total Revenues	$105,167	$112,580	$123,127	$340,874	$125,913	$466,787

Income (loss) from operations (1)
CMS	$24,902	$25,450	$22,713	$73,065	$38,021	$111,086
CHR	6,348	7,320	10,054	23,722	9,301	33,023
CMI	5,937	6,504	6,176	18,617	3,670	22,287
Corporate	(13,258)	(14,143)	(16,699)	(44,100)	(14,036)	(58,136)

Total Income from Operations	$23,929	$25,131	$22,244	$71,304	$36,956	$108,260

Net Income (loss) (1)
CMS	$14,832	$15,300	$13,521	$43,653	$22,622	$66,275
CHR	3,777	4,355	5,982	14,114	5,534	19,648
CMI	3,139	3,081	2,584	8,804	1,888	10,692
Corporate	(7,750)	(7,502)	(8,520)	(23,772)	(6,032)	(29,804)

Net income from continuing operations	13,998	15,234	13,567	42,799	24,012	66,811
Discontinued Operations	—	—	—	—	—	—

Net income (loss)	$13,998	$15,234	$13,567	$42,799	$24,012	$66,811

(1)    As of April 1, 2006 the company adopted SFAS 123R, "Share-Based Payment". The following provides the detail of the impact of the adoption of SFAS 123R on income (loss) from operations and net income (loss) by segment:

Income (loss) from operations
CMS	$783	$873	$862	$2,518	$—	$2,518
CHR	289	322	319	930	—	930
CMI	—	703	786	1,489	—	1,489
Corporate	1,811	2,021	1,992	5,824	—	5,824

Total Income from Operations	$2,883	$3,919	$3,959	$10,761	$—	$10,761

Net Income (loss)
CMS	$466	$519	$513	$1,498	$—	$1,498
CHR	172	192	189	553	—	553
CMI	—	556	613	1,169	—	1,169
Corporate	1,698	1,670	1,387	4,755	—	4,755

Net income from continuing operations	2,336	2,937	2,702	7,975	—	7,975
Discontinued Operations	—	—	—	—	—	—

Net income (loss)	$2,336	$2,937	$2,702	$7,975	$—	$7,975

Calendar Year 2005 – Segment Results:

	Quarter Ended 06/30/05	Quarter Ended 09/30/05	Quarter Ended 12/31/05	Fiscal YTD 12/31/05	Quarter Ended 03/31/05	Calendar YTD 12/31/05
	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited	Unaudited
	($'s in thousands)

Revenues
CMS	$57,689	$60,618	$57,972	$176,279	$74,642	$250,921
CHR	18,530	22,880	21,090	62,500	19,324	81,824
CMI	15,628	19,256	18,161	53,045	17,974	71,019
Corporate	782	960	891	2,633	936	3,569
Eliminations	(775)	(958)	(891)	(2,624)	(907)	(3,531)

Total Revenues	$91,854	$102,756	$97,223	$291,833	$111,969	$403,802

Income (loss) from operations
CMS	$24,867	$26,969	$23,947	$75,783	$34,723	$110,506
CHR	4,720	8,335	5,253	18,308	3,026	21,334
CMI	2,768	5,682	4,467	12,917	4,754	17,671
Corporate	(10,492)	(8,892)	(10,393)	(29,777)	(18,726)	(48,503)

Total Income from Operations	$21,863	$32,094	$23,274	$77,231	$23,777	$101,008

Net Income (loss)
CMS	$14,796	$16,046	$14,248	$45,090	$20,660	$65,750
CHR	2,809	4,959	3,126	10,894	1,800	12,694
CMI	729	2,387	1,892	5,008	2,911	7,919
Corporate	(4,671)	(3,644)	(5,073)	(13,388)	(9,394)	(22,782)

Net income from continuing operations	13,663	19,748	14,193	47,604	15,977	63,581
Discontinued Operations	—	—	—	—	(701)	(701)

Net income (loss)	$13,663	$19,748	$14,193	$47,604	$15,276	$62,880

Calendar Year 2004 – Segment Results:

	Quarter Ended 06/30/04	Quarter Ended 09/30/04	Quarter Ended 12/31/04	Fiscal YTD 12/31/04	Quarter Ended 03/31/04	Calendar YTD 12/31/04
	Unaudited	Unaudited	Unaudited	Unaudited	Proforma(1)	Proforma(1)
	($'s in thousands)

Revenues
CMS	$63,402	$66,070	$65,499	$194,971	$82,101	$277,072
CHR (1)	17,866	19,180	19,797	56,843	22,529	79,372
CMI	14,246	16,892	15,004	46,142	15,359	61,501
Corporate	766	1,059	851	2,676	832	3,508
Eliminations	(878)	(829)	(832)	(2,539)	(1,261)	(3,800)

Total Revenues (1)	$95,402	$102,372	$100,319	$298,093	$119,560	$417,653

Income (loss) from operations
CMS	$27,191	$31,796	$30,573	$89,560	$38,354	$127,914
CHR (1)	1,808	4,663	6,231	12,702	5,049	17,751
CMI	2,754	4,439	3,557	10,750	2,877	13,627
Corporate	(10,516)	(9,662)	(7,809)	(27,987)	(11,512)	(39,499)

Total Income from Operations (1)	$21,237	$31,236	$32,552	$85,025	$34,768	$119,793

Net Income (loss)
CMS	$16,133	$18,896	$18,190	$53,219	$22,821	$76,040
CHR (1)	1,074	2,774	3,707	7,555	3,004	10,559
CMI	801	2,073	1,610	4,484	1,178	5,662
Corporate	(4,645)	(4,890)	(3,104)	(12,639)	(3,265)	(15,904)

Net income from continuing operations (1)	13,363	18,853	20,403	52,619	23,738	76,357
Discontinued Operations	(2,437)	1,426	(1,432)	(2,443)	(32,514)	(34,957)

Net income (loss) (1)	$10,926	$20,279	$18,971	$50,176	$(8,776)	$41,400

(1)	The quarter ended March 31, 2004, presents certain proforma quarterly results for Catalina Health Resource, adjusted for the one-time deferral of revenues resulting from the prior year’s revenue recognition adjustments. The non-GAAP, proforma results presented are a supplement to the financial data that is based on generally accepted accounting principles. The Company believes this non-GAAP, proforma presentation provides useful information to investors because it provides better comparability of the Company’s operations for the periods presented. It should be emphasized, however, that these non-GAAP, proforma measurements are not a substitution for GAAP-based financial statements. See the "Appendix—GAAP to Proforma Reconciliations" for the reconciliation from GAAP results to the profroma results reported herein for the Quarter Ended March 31, 2004 and Calendar Year Ended December 31, 2004.

Appendix – GAAP to Proforma Reconciliations

Reconciliation of Consolidated GAAP Results to the Consolidated FAS 123R Proforma Results that exclude SFAS 123R for the Quarters Ended June 30, 2006, September 30, 2006, December 31, 2006; Fiscal Year-to-Date ended December 31, 2006; and the Calendar Year Ended December 31, 2006:

	Quarter Ended 06/30/06			Quarter Ended 09/30/06
	GAAP	FAS 123R	Proforma	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)			(In thousands, except per share amounts)
Selected statement of operations data:
Revenues	$105,167	$—	$105,167	$112,580	$—	$112,580
Direct expenses	34,487	(421)	34,066	37,532	(577)	36,955
Selling, General, & Administrative expenses	37,945	(2,462)	35,483	40,625	(3,342)	37,283
Depreciation and amortization	8,806	—	8,806	9,292	—	9,292
Operating income	23,929	2,883	26,812	25,131	3,919	29,050
Other income (expense), net	(123)	—	(123)	275	—	275
Provision for income taxes	9,808	548	10,356	10,172	982	11,154
Net income (loss)	13,998	2,335	16,333	15,234	2,937	18,171

Diluted income (loss) per common share:	$0.30	$0.05	$0.35	$0.33	$0.06	$0.39

	Quarter Ended 12/31/06			Fiscal YTD - 12/31/06
	GAAP	FAS 123R	Proforma	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)			(In thousands, except per share amounts)
Selected statement of operations data:
Revenues	$123,127	$—	$123,127	$340,874	$—	$340,874
Direct expenses	44,373	(589)	43,784	116,392	(1,587)	114,805
Selling, General, & Administrative expenses	44,619	(3,370)	41,249	123,189	(9,174)	114,015
Depreciation and amortization	11,891	—	11,891	29,989	—	29,989
Operating income	22,244	3,959	26,203	71,304	10,761	82,065
Other income (expense), net	(1,580)	—	(1,580)	(1,428)	—	(1,428)
Provision for income taxes	7,097	1,256	8,353	27,077	2,786	29,863
Net income (loss)	13,567	2,703	16,270	42,799	7,975	50,774

Diluted income (loss) per common share:	$0.29	$0.06	$0.35	$0.92	$0.17	$1.09

	Calendar Year Ended 12/31/06
	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)
Selected statement of operations data:
Revenues	$466,787	$—	$466,787
Direct expenses	155,221	(1,587)	153,634
Selling, General, & Administrative expenses	164,011	(9,174)	154,837
Depreciation and amortization	39,295	—	39,295
Operating income	108,260	10,761	119,021
Other income (expense), net	(1,488)	—	(1,488)
Provision for income taxes	39,961	2,786	42,747
Net income (loss)	66,811	7,975	74,786

Diluted income (loss) per common share:	$1.43	$0.17	$1.60

Reconciliation of Segment GAAP Results to the Segment FAS 123R Proforma Results that Excludes SFAS 123R for the Quarters Ended June 30, 2006, September 30, 2006, December 31, 2006; Fiscal Year-to-Date ended December 31, 2006; and the Calendar Year Ended December 31, 2006:

	Quarter Ended 06/30/06			Quarter Ended 09/30/06
	GAAP	FAS 123R	Proforma	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)			(In thousands, except per share amounts)
Income (loss) from operations
CMS	$24,902	$783	$25,685	$25,450	$873	$26,323
CHR	6,348	289	6,637	7,320	322	7,642
CMI	5,937	—	5,937	6,504	703	7,207
Corporate	(13,258)	1,811	(11,447)	(14,143)	2,021	(12,122)

Total Income from Operations	$23,929	$2,883	$26,812	$25,131	$3,919	$29,050

Net Income (loss)
CMS	$14,832	$466	$15,298	$15,300	$519	$15,819
CHR	3,777	172	3,949	4,355	192	4,547
CMI	3,139	—	3,139	3,081	556	3,637
Corporate	(7,750)	1,697	(6,053)	(7,502)	1,670	(5,832)

Net income from continuing operations	13,998	2,335	16,333	15,234	2,937	18,171
Discontinued Operations	—	—	—	—	—	—

Net income (loss)	$13,998	$2,335	$16,333	$15,234	$2,937	$18,171

	Quarter Ended 12/31/06			Fiscal YTD - 12/31/06
	GAAP	FAS 123R	Proforma	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)			(In thousands, except per share amounts)
Income (loss) from operations
CMS	$22,713	$862	$23,575	$73,065	$2,518	$75,583
CHR	10,054	319	10,373	23,722	930	24,652
CMI	6,176	786	6,962	18,617	1,489	20,106
Corporate	(16,699)	1,992	(14,707)	(44,100)	5,824	(38,276)

Total Income from Operations	$22,244	$3,959	$26,203	$71,304	$10,761	$82,065

Net Income (loss)
CMS	$13,521	$513	$14,034	$43,653	$1,498	$45,151
CHR	5,982	189	6,171	14,114	553	14,667
CMI	2,584	613	3,197	8,804	1,169	9,973
Corporate	(8,520)	1,388	(7,132)	(23,772)	4,755	(19,017)

Net income from continuing operations	13,567	2,703	16,270	42,799	7,975	50,774
Discontinued Operations	—	—	—	—	—	—

Net income (loss)	$13,567	$2,703	$16,270	$42,799	$7,975	$50,774

	Calendar Year Ended 12/31/06
	GAAP	FAS 123R	Proforma
	(In thousands, except per share amounts)
Income (loss) from operations
CMS	$111,086	$2,518	$113,604
CHR	33,023	930	33,953
CMI	22,287	1,489	23,776
Corporate	(58,136)	5,824	(52,312)

Total Income from Operations	$108,260	$10,761	$119,021

Net Income (loss)
CMS	$66,275	$1,498	$67,773
CHR	19,648	553	20,201
CMI	10,692	1,169	11,861
Corporate	(29,804)	4,755	(25,049)

Net income from continuing operations	66,811	7,975	74,786
Discontinued Operations	—	—	—

Net income (loss)	$66,811	$7,975	$74,786

Reconciliation of GAAP Results to the CHR Proforma Results for the Quarter Ended March 31, 2004, and the Calendar Year Ended December 31, 2004:

	Quarter Ended 03/31/04	Calendar YTD 12/31/04

Consolidated:
Revenues - GAAP	$119,560	$417,653
Revenue Recognition Adjustment	(2,137)	(2,137)

Revenues - Proforma	$117,423	$415,516

Operating Income - GAAP	$34,768	$119,793
Revenue Recognition Adjustment	(2,137)	(2,137)

Operating Income - Proforma	$32,631	$117,656

Provision for Income Taxes - GAAP	$11,023	$43,417
Revenue Recognition Adjustment	(810)	(810)

Provision for Income Taxes - Proforma	$10,213	$42,607

Income from Continuing Operations - GAAP	$23,738	$76,357
Revenue Recognition Adjustment	(1,327)	(1,327)

Income from Continuing Operations - Proforma	$22,411	$75,030

Net Income - GAAP	$(8,776)	$41,400
Revenue Recognition Adjustment (after tax)	(1,327)	(1,327)

Net Income - Proforma	$(10,103)	$40,073

Diluted EPS from Continuing Operations - GAAP	$0.44	$1.46
Revenue Recognition Adjustment	(0.03)	(0.03)

Diluted EPS from Continuing Operations - Proforma	$0.41	$1.43

Diluted EPS - Net Income - GAAP	$(0.17)	$0.79
Revenue Recognition Adjustment	(0.03)	(0.03)

Diluted EPS - Net Income - Proforma	$(0.20)	$0.76

	Quarter Ended 03/31/04	Calendar YTD 12/31/04
Catalina Health Resource:
Revenues - GAAP	$22,529	$79,372
Revenue Recognition Adjustment	(2,137)	(2,137)

Revenues - Proforma	$20,392	$77,235

Operating Income - GAAP	$5,049	$17,751
Revenue Recognition Adjustment	(2,137)	(2,137)

Operating Income - Proforma	$2,912	$15,614

Net Income - GAAP	$3,004	$10,559
Revenue Recognition Adjustment (after tax)	(1,327)	(1,327)

Net Income - Proforma	$1,677	$9,232

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly authorized and caused the undersigned to sign this report on the registrant’s behalf.

February 14, 2007	CATALINA MARKETING CORPORATION
(Registrant)

/s/ Rick P. Frier
	Name:	Rick P. Frier
	Title:	Executive Vice President and Chief Financial Officer
(Authorized officer of Registrant and principal financial and accounting officer)